UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2014

Smartmetric, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54853 (Commission File Number)	05-0543557 (I.R.S. Employer Identification No.)

101 Convention Center Drive Las Vegas, NV 89109 (Address of principal executive offices) (zip code)

(305) 495-7190 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 29, 2014, Smartmetric, Inc. (the “Company”) filed a reply brief in response to Mastercard International, Inc. (“MasterCard”) and Visa, Inc. (“Visa” and collectively with Mastercard, the “Defendants”) response to the Company’s appeal filed in the United States Court of Appeals for the Federal Circuit, Case No. 2014-1037, which was filed in connection with the Company’s patent infringement litigation against Defendants filed in the United States District Court, Central District of California (the “Court”), Case No. 11-CV-7126 MWF (AJWx), whereby the Company alleged patent infringement by the Defendants on the Company’s patent, U.S. Patent 6,792,464 (the “‘464 Patent”).  In October 2013, the Court held that the Defendants did not infringe on the ‘464 Patent. The Company believed this ruling was made in error and appealed the ruling in December 2013.

The results of any litigation are inherently uncertain and there can be no assurance that we will prevail in the litigation matter stated above or otherwise.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "projects," "seeks," "believes," "estimates," "expects" and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, adverse results in litigation, our ability to protect our intellectual property and general economic conditions.  Further information on our risk factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended June 30, 2013. Any forward-looking statement speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time-to-time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Reply Brief of Smartmetric, Inc., filed March 27, 2014 in the United States Court of Appeals for the Federal Circuit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2014	SMARTMETRIC, INC.

By: /s/ C. Hendrick
Name: C. Hendrick
Title: Chief Executive Officer